                            NOTICE OF GUARANTEED DELIVERY

                                 REGARDING THE OFFER

                                          BY

                              SCUDDER GLOBAL COMMODITIES
                                   STOCK FUND, INC.

                            TO PURCHASE FOR CASH 1,298,600
                         OF ITS ISSUED AND OUTSTANDING SHARES
                        AT 98% OF THE NET ASSET VALUE PER SHARE

     This form must be used to accept the Offer (as defined below) if a shareholder's certificates for Shares are not immediately available or if time will not permit the Letter of Transmittal and other required documents to reach the Depositary on or before the Expiration Date. Each term used in this form that is not otherwise defined herein shall have the meaning specified in the Offer to Purchase dated December 8, 2005. This form may be delivered by hand, overnight courier or mail to the Depositary at the appropriate address set forth below and must bear original signatures (not photocopies or facsimiles). Tenders using this form may be made only by or through an Eligible Institution as defined in Section 4(b) of the Offer to Purchase.

                                The Depositary:

                            THE COLBENT CORPORATION

                                           BY REGISTERED,
                                            CERTIFIED OR
                                          EXPRESS MAIL OR
      BY FIRST CLASS MAIL:               OVERNIGHT COURIER:                     BY HAND:
    The Colbent Corporation           The Colbent Corporation           The Colbent Corporation
        P.O. Box 859208                 161 Bay State Drive               161 Bay State Drive
    Braintree, MA 02185-9208            Braintree, MA 02184               Braintree, MA 02184

           Depositary Telephone Number to Confirm Receipt of Notices:

                           (781) 843-1833 , ext. 200

                   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS
                         OTHER THAN AS SET FORTH ABOVE
                      DOES NOT CONSTITUTE VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Scudder Global Commodities Stock Fund, Inc. (the "Fund"), upon the terms and subject to the conditions set forth in its Offer to Purchase dated December 8, 2005 and the related Letter of Transmittal (which together with any amendments or supplements thereto collectively constitute the "Offer"), receipt of which are hereby acknowledged,
(i) the number of Shares specified below pursuant to the guaranteed delivery procedures set forth in Section 4(c) of the Offer to Purchase and (ii) all Shares held in the name(s) of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's Dividend Reinvestment Plan.

(Please Print Except for Signature(s))


                                                                  Name(s) of Record
                                                                  Holder(s): ----------------------------------------
                                                                  -----------------------------------------------------------
                                                                  -----------------------------------------------------------
                                                                  DTC Participant
                                                                  Number: ----------------------------------------
                                                                  Telephone Number, including Area
                                                                  Code: ----------------------------------------
                                                                  -----------------------------------------------------------
Number of Shares                                                  Signature(s): ----------------------------------------
Tendered: ----------------------------------------                -----------------------------------------------------------
Certificate Nos. (if                                              Entity:
available): ----------------------------------------
-----------------------------------------------------------       Name of Firm:----------------------------------------
-----------------------------------------------------------
                                                                  Authorized
If Shares will be tendered by book-entry transfer to The          Signature:----------------------------------------
Depository Trust Company, please check box:  [ ]
                                                                  Name:----------------------------------------
Dated: ________, 200__
Individual(s)                                                     Title:----------------------------------------
-----------------------------------------------------------
-----------------------------------------------------------

                                   GUARANTEE

     The undersigned, an Eligible Institution as defined in Section 4(b) of the Offer to Purchase, hereby, with respect to the Shares tendered hereby pursuant to the guaranteed delivery procedures set forth in Section 4(c) of the Offer to
Purchase: (a) represents that the person(s) named on the previous page "own(s)" such Shares within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended; (b) represents that the tender of such Shares complies with Rule 14e-4; and (c) guarantees to deliver to the Depositary certificates representing such Shares, in proper form for transfer (or to tender Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company if so specified on the foregoing page), together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other required documents prior to 5:00 p.m. Eastern Time on the third New York Stock Exchange trading day after the date of execution of this Guarantee.

                      (PLEASE PRINT EXCEPT FOR SIGNATURE)
NAME OF FIRM: ----------------------------------------
AUTHORIZED SIGNATURE: ----------------------------------------
NAME: ----------------------------------------
TITLE: ----------------------------------------
ADDRESS: ----------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                     TELEPHONE NUMBER, INCLUDING AREA CODE:

DATED: ----------------------------------------, 200__

                                        3